                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                              Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 1998
                                                          --------------



                             CCA PRISON REALTY TRUST
                             -----------------------
       (Exact name of registrant as specified in its Declaration of Trust)


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          Maryland                          1-13049                          62-1689525
          --------                          -------                          ----------
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification Number)
        organization)
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      10 Burton Hills Boulevard, Suite 100
              Nashville, Tennessee                               37215
    ----------------------------------------                   ---------
    (Address of principal executive offices)                   (Zip Code)



       Registrants' telephone number, including area code: (615) 263-0200
                                                           ---------------



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         CCA Prison Realty Trust, a Maryland real estate investment trust (the
"Company"), and its wholly-owned subsidiary USCA Corporation ("USCA"), on the one hand, and U.S. Corrections Corporation, a privately-held owner and former operator of correctional and detention facilities ("USCC"), on the other hand, entered into and consummated an Agreement of Merger effective April 17, 1998
(the "USCC Merger Agreement"), whereby USCA merged with and into USCC and the Company acquired all of the outstanding capital stock and derivative securities of USCC (the "USCC Merger") in exchange for a cash payment to the shareholders of USCC of approximately $157 million. As a result of the USCC Merger, the Company also assumed certain liabilities of USCC as discussed below. The amount of consideration paid was based on a valuation of USCC made by the Company's financial advisors, J.C. Bradford & Co. Immediately prior to the USCC Merger,
Corrections Corporation of America, a manager and operator of correctional and detention facilities ("CCA"), purchased USCC's facility management contracts and the corresponding enterprise value of operations from USCC for $10 million in cash. Accordingly, as a result of the USCC Merger, the Company acquired only real estate properties in substance.

         Sources of Company funding for the USCC Merger were cash on hand and borrowings under the Company's bank credit facility with First Union National
Bank. In addition to the cash paid at the time of the merger, the Company immediately advanced approximately $79.4 million to its wholly-owned subsidiary following the merger to enable the payment in full of USCC's liabilities under a bank credit facility, two subordinated loans, and obligations outstanding for convertible, redeemable preferred stock. The Company also expects to incur an additional $28.5 million in additional construction expenses to complete two correctional facilities under construction by USCC, as well as expansions of existing USCC facilities currently underway.

         By virtue of the USCC Merger, the Company acquired four correctional and detention facilities in Kentucky, one in Ohio and two, which are currently under construction, in North Carolina. Such facilities currently have an aggregate design capacity of approximately 5,200 beds. Prior to the USCC Merger, USCC operated the Kentucky facilities as correctional and detention facilities and leased the Ohio facility to the County of Hamilton, Ohio. By contrast, the Company will not operate the acquired facilities but, rather, has entered into leases for the Kentucky facilities with, and expects to lease the North Carolina facilities to, CCA or its affiliates, who will operate the facilities pursuant to long-term "triple-net" operating leases under the terms of that certain
Master Agreement to Lease, dated July 18, 1997, between the Company and CCA. The
Company will continue to lease the Ohio facility to Hamilton County.




                                       2

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         The following table sets forth certain information with respect to the correctional and detention facilities acquired:


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                                                                                                       Design
                                               Contracting        Month/Year        Security          Capacity
        FACILITY/LOCATION                         ENTITY            OPENED           LEVEL             (Beds)
        -----------------                         ------            ------           -----             ------
Marion Adjustment Center                    State of Kentucky       Jan-86           Minimum             600
St. Mary, Kentucky

Lee Adjustment Center                       State of Kentucky       Aug-90           Minimum             750
Beatyville, Kentucky

Otter Creek Correctional Center             State of Kentucky       Nov-93           Minimum             600
Wheelwright, Kentucky

River City Correctional Center              Jefferson County,       Jan-90           Minimum             400
Louisville, Kentucky                             Kentucky

Queensgate Correctional Center (1)           Hamilton County,         NA             Medium              850
Cincinnati, Ohio                                   Ohio

Pamlico Correctional Institution              State of North       Mid-98(2)         Medium            1,000
Bayboro, North Carolina                          Carolina

Avery/Mitchell Correctional Institution       State of North       Mid-98(2)         Medium            1,000
Spruce Pine, North Carolina                      Carolina


-----------------
(1)  Facility is leased to and operated by Hamilton County, Ohio.
     Census level is estimated.
(2)  Anticipated Opening Date.

         On April 20, 1998, the Company and CCA issued a press release (the "Press Release") concerning the USCC Merger and the execution of the USCC Merger Agreement.

         The foregoing description of the USCC Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the USCC Merger Agreement and the Press Release, each of which is incorporated herein by reference to Exhibits 2.2 and 99.1, respectively, of the Current Report on Form 8-K filed by the Company on April 22, 1998.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             As explained in Item 2 above, through the USCC Merger, the Company acquired the real estate assets of the former private facility manager, U.S. Corrections Corporation. The Company, as a real estate investment trust, will not operate any of the acquired correctional and detention facilities and will only lease the facilities to another private operator of correctional and detention facilities, CCA. For this reason, the historical financial statements of the operating entity, U.S. Corrections Corporation, are not included.

        (b)  PRO FORMA FINANCIAL INFORMATION.

             CCA Prison Realty Trust

             Pro Forma Consolidated Balance Sheet as of December 31, 1997
             (unaudited).

             The USCC Merger has been accounted for as a purchase of assets and the acquired correctional and detention properties have been recorded at their fair market value.

        (c)  EXHIBITS.



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   Exhibit No.                        Exhibit
   -----------                        -------
      2.1        Agreement of Merger, dated April 17, 1998, between CCA Prison
                 Realty Trust and USCA Corporation, on the one hand, and U.S.
                 Corrections Corporation, on the other hand (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange
                 Commission on April 22, 1998).

      10.1       Amended and Restated Lease Agreement by and between CCA Prison
                 Realty Trust, USCC, Inc., Corrections Corporation of America and Lee Adjustment Center, Inc. dated April 17, 1998, with respect to Lee Adjustment Center.

      10.2       Amended and Restated Lease Agreement by and between CCA Prison
                 Realty Trust, USCC, Inc., Corrections Corporation of America and Marion Adjustment Center, Inc. dated April 17, 1998, with respect to Marion Adjustment Center.

      10.3       Amended and Restated Lease Agreement by and between CCA Prison
                 Realty Trust, USCC, Inc., Corrections Corporation of America and Otter Creek Correctional Center, Inc. dated April 17, 1998, with respect to Otter Creek Correctional Center.

      10.4       Amended and Restated Lease Agreement by and between CCA Prison
                 Realty Trust, USCC, Inc., Corrections Corporation of America and River City Correctional Center, Inc. dated April 17, 1998, with respect to River City Correctional Center.

      99.1       Press Release, dated April 20, 1998, issued by CCA Prison
                 Realty Trust and Corrections Corporation of America
                 (incorporated by reference to Exhibit 99.1 of the Current
                 Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 22, 1998).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CCA PRISON REALTY TRUST



Date: May 4, 1998                          /s/ D. Robert Crants, III
                                                  -----------------------------
                                                  Name:  D. Robert Crants, III
                                                  Title: President






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                            FINANCIAL STATEMENT INDEX

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

CCA Prison Realty Trust Pro Forma Consolidated
Balance Sheet of December 31, 1997 (unadited) ..............................F-2

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                                       F-1




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                            CCA PRISON REALTY TRUST
                 PROFORMA CONSOLIDATED BALANCE SHEET - UNAUDITED
                                DECEMBER 31, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)


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                                                                                 AS             PRO FORMA
                                                                             PREVIOUSLY          ADJUST-        PRO FORMA
                                                                              REPORTED            MENTS        CONSOLIDATED
ASSETS
REAL ESTATE PROPERTIES, AT COST
     CORRECTIONAL AND DETENTION FACILITIES                                     458,360 (B)         236,500         694,860
     LESS - ACCUMULATED DEPRECIATION                                            (5,088)                             (5,088)
                                                                             ---------          ----------      ----------
         NET REAL ESTATE PROPERTIES                                            453,272             236,500         689,772

CASH AND CASH EQUIVALENTS                                                          756 (A)         103,514          -
                                                                                       (B)        (104,270)
OTHER ASSETS                                                                       410                                 410
                                                                             ---------          ----------      ----------
           TOTAL ASSETS                                                        454,438             235,744         690,182
                                                                             =========          ==========      ==========



LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
DISTRIBUTIONS PAYABLE                                                            9,170                               9,170
LINE OF CREDIT                                                                  32,000 (B)         132,230         164,230
ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                              519                                 519
                                                                             ---------          ----------      ----------
           TOTAL LIABILITIES                                                    41,689             132,230         173,919
                                                                             ---------          ----------      ----------

COMMITMENTS AND CONTINGENCIES                                                   -                                   -

SHAREHOLDERS' EQUITY
     PREFERRED SHARES, $.01 PAR VALUE; 10,000,000 SHARES AUTHORIZED;
        4,300,000 SHARES ISSUED AND OUTSTANDING AFTER ADJUSTMENT                -      (A)              43              43
     COMMON SHARES, $.01 PAR VALUE; 90,000,000 SHARES AUTHORIZED;
         21,576,000 SHARES ISSUED AND OUTSTANDING                                  216                                 216
     CAPITAL IN EXCESS OF PAR VALUE                                            414,841 (A)         103,471         518,312
     ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INCOME                          (2,308)                             (2,308)
                                                                             ---------          ----------      ----------
           TOTAL SHAREHOLDERS' EQUITY                                          412,749             103,514         516,263
                                                                             ---------          ----------      ----------
           TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          454,438             235,744         690,182
                                                                             =========          ==========      ==========



(A) DURING THE FIRST QUARTER OF 1998, THE COMPANY CLOSED AN OFFERING OF 4,300,000 SHARES OF 8% SERIES A CUMULATIVE PREFERRED SHARES (LIQUIDATION PREFERENCE $25.00 PER SHARE) NETTING $104,270 FROM GROSS PROCEEDS OF $107,500. A PORTION OF THESE PROCEEDS WERE USED IN THE ACQUISITION OF USCC.

(B) TO RECORD THE PURCHASE OF REAL ESTATE ASSETS USING CASH ON HAND AND DRAWS UNDER THE BANK CREDIT FACILITY.



                                      F-2
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                                         EXHIBIT INDEX

         10.1 Amended and Restated Lease Agreement by and between CCA Prison Realty Trust, USCC, Inc., Corrections Corporation of America and Lee Adjustment Center, Inc. dated April 17, 1998, with respect to Lee Adjustment Center.

         10.2 Amended and Restated Lease Agreement by and between CCA Prison Realty Trust, USCC, Inc., Corrections Corporation of America and Marion Adjustment Center, Inc. dated April 17, 1998, with respect to Marion Adjustment Center.

         10.3 Amended and Restated Lease Agreement by and between CCA Prison Realty Trust, USCC, Inc., Corrections Corporation of America and Otter Creek Correctional Center, Inc. dated April 17, 1998, with respect to Otter Creek Correctional Center.

         10.4 Amended and Restated Lease Agreement by and between CCA Prison Realty Trust, USCC, Inc., Corrections Corporation of America and River City Correctional Center, Inc. dated April 17, 1998, with respect to River City Correctional Center.